UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: October 16, 2014

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into A Material Definitive Agreement.

On October 16, 2014, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into an At The Market Offering Agreement (the “Agreement”) with Ascendiant Capital Markets, LLC (“Ascendiant”) under which we may offer and sell our common stock having aggregate sales proceeds of up to $10,000,000 from time to time through Ascendiant as our sales agent. Sales of our common stock through Ascendiant, if any, will be made by means of ordinary brokers’ transactions on NYSE MKT or otherwise at market prices prevailing at the time of sale, in block transactions, or as otherwise agreed upon by us and Ascendiant. Ascendiant will use commercially reasonable efforts to sell our common stock from time to time, based upon instructions from us (including any price, time or size limits or other customary parameters or conditions we may impose). We will pay Ascendiant a commission of 3.0% of the gross sales proceeds of any common stock sold through Ascendiant under the Agreement. We have also provided Ascendiant with customary indemnification rights. In connection with the Agreement we terminated the At The Market Offering Agreement with Ascendiant dated November 13, 2013.

We are not obligated to make any sales of common stock under the Agreement. The offering of shares of the Company’s common stock pursuant to the Agreement will terminate upon the earlier of (i) the sale of all common stock subject to the Agreement, or (ii) termination of the Agreement in accordance with its terms.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference the Agreement into the Registration Statement.

The common stock is being offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-180460) declared effective by the SEC on May 1, 2012 (the “Registration Statement”) and a prospectus supplement filed with the SEC on October 16, 2014.

A copy of the opinion of Cooley llp regarding the shares to be sold under the Agreement is attached as Exhibit 5.1 hereto.

Item 9.01.     Exhibits.

Exhibit No.	Description
1.1	At The Marketing Offering Agreement, dated October 16, 2014
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer and Treasurer

Dated: October 16, 2014

Exhibit Index

Exhibit No.	Description
1.1	At The Marketing Offering Agreement, dated October 16, 2014
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)